Exhibit 10.2

EXECUTION VERSION

Amendment No. 2 to
UNCOMMITTED MONEY MARKET LINE CREDIT AGREEMENT

This Amendment No. 2 to Uncommitted Money Market Line Credit Agreement (this “Amendment”) is dated September 5, 2025, and is entered into by Cencora, Inc., a Delaware corporation (f/k/a AmerisourceBergen Corporation) (the “Borrower”), and SOCIÉTÉ GÉNÉRALE, acting through its New York Branch (the “Lender”).

WHEREAS, the Borrower and the Lender are party to the Uncommitted Money Market Line Credit Agreement dated as of June 10, 2022 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend the Credit Agreement in order to make further adjustments to the Facility Limit, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given to them in the Credit Agreement.

2.            Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)            Section 2(b) thereof is hereby deleted in its entirety and replaced with the following:

(b)            Loans. Subject to the terms and conditions set forth herein, the Lender agrees to consider to make loans (each, a “Loan”) to the Borrower from time to time, on any Business Day prior to the termination of the Agreement, in an aggregate amount not to exceed: (i) for borrowings made on or after April 1 and before December 1 of any year, $500 million and (ii) for borrowings made on or after December 1 and before March 31 of any year, $750 million (the preceding clauses (i) and (ii), collectively, the “Facility Limit”). Within the Facility Limit, and subject to the other terms and conditions hereof, the Borrower may borrow, prepay, and reborrow Loans in Dollars, as further provided herein. The Facility provided herein to Borrower is uncommitted and any utilization shall be at the sole discretion of the Lender.

(b)            Appendix 1 thereof is hereby deleted and replaced in its entirety by the exhibit attached hereto as Appendix 1.

3.            Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Transaction Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Lender.

4.            Conditions Precedent. This Amendment shall become effective on the date upon which the following conditions have been satisfied (or waived in the Lender’s sole discretion):

(a)            The Lender shall have received each of the following documents in form and substance reasonably satisfactory to the lender (or shall have waived such receipt in its sole discretion):

(i)            this Amendment, duly executed by each of the Borrower and the Lender;

(ii)            a certificate of the Borrower, certified by a secretary of the Borrower including:

(A)            a certificate of formation, organization or incorporation, as applicable, of the Borrower certified by the relevant authority of the jurisdiction of organization of the Borrower (or confirmation that the certificate previously provided to the Lender remains true, correct and complete);

(B)            by-laws, operating agreements and partnership agreements, as applicable, for the Borrower as in effect on the date on which the resolutions referred to below were adopted (or confirmation that such by-laws or agreements previously provided to the Lender remain true, correct and complete);

(C)            original or certified copies of the resolutions of the governing body for the Borrower approving the transactions contemplated by this Amendment and governmental approvals, if any, with respect to this Amendment;

(D)            a certificate of the secretary or an assistant secretary of the Borrower certifying the names and true signatures of the officers, directors or other duly appointed employees of the Borrower authorized to sign this Amendment and each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder (or confirmation that such corresponding certificate as previously provided to the Lender remains true, correct and complete); and

(E)             a good standing certificate for the Borrower from its jurisdiction of organization; and

(iii)            a legal opinion, dated as of the date hereof, from counsel to the Borrower covering, inter alia, capacity, authority and enforceability in form and substance satisfactory to the Lender.

(b)            The representations and warranties set forth in the Credit Agreement and any other Transaction Document shall be true and correct in all material respects on and as of the date of this Amendment, with the same effect as though made on and as of such date, in each case after giving effect to this Amendment, and as if this Amendment is included in the definitions of “Transaction Documents” for all purposes of thereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, however, that the foregoing materiality qualifiers shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

(c)            As of, and after giving effect to this Amendment and the Credit Agreement, as amended by this Amendment, no Default or Event of Default shall have occurred and be continuing or result therefrom.

5.            Representation and Warranty. The Borrower represents and warrants that paragraphs (b) and (c) of Section 4 of this Amendment are true and correct as of the date hereof.

6.            Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Borrower and the Lender and each of their respective successors and assigns in the same manner and subject to the same conditions as provided in the Credit Agreement.

7.            Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles that would require application of another law.

8.            Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CENCORA, INC., as Borrower

By	/s/ Mahaveer Jain
Name:	Mahaveer Jain
Title:	Senior Vice President and Treasurer

SOCIÉTÉ GÉNÉRALE, as Lender

By	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

Appendix 1

Form of Pre-Confirmation

[Date]

[Address]

Please review, sign and return this pre-confirmation to the back-office contact below by 3pm on the proposed borrowing date or in case of discrepancy please inform us.

We understand you are requesting a Loan under the Uncommitted Money Market Line of Credit with the following terms:

Borrower: [_______]

Business Day of Proposed Borrowing: [_______]

Aggregate principal amount of the Proposed Borrowing: $[_______]

Maturity Date (which shall be no more than 30 days from the date hereof): [_______]

Applicable Rate:         [__]%

We wish to inform you that all computerized Confirmations issued by us will bear no signature.

[SGNY BACK OFFICE CONTACT INFO]

SOCIETE GENERALE

By
Name:
Title:

[ACKNOWLEDGMENT OF BORROWER]

The Borrower hereby acknowledges the terms in the above Pre-Confirmation and certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the proposed Loan:

(a)           The representations and warranties of the Borrower contained in Section 4 or any other Transaction Document or any document furnished at any time under or in connection herewith or therewith shall be true and correct on and as of the date of such Loan immediately prior to and after giving effect to such Loan.

(b)           No Default or Event of Default shall exist and is continuing, or would result from such proposed Advance or from the application of the proceeds therefrom

[BORROWER]

By
Name:
Title: